Exhibit 10.30
                                                    -------------

                 TERMINATION AND MUTUAL RELEASE

     THIS  TERMINATION  AND MUTUAL RELEASE  (this  "Release")  is executed this 28th day of August 2003 by and between Eagle Supply
Group,   Inc.,   a  Delaware  corporation  (the  "Company")   and
Stonestreet LP ("Stonestreet").

     WHEREAS, Stonestreet, Alpha Capital AG, Bristol Investment Fund, Ltd., Seaway Holdings Ltd., and HAA, Inc. (collectively, the "Investors") and the Company entered into a Securities Purchase Agreement, dated as of May 15, 2003 (the "Purchase Agreement"), pursuant to which the Company agreed to sell, and the Investors agreed to buy, in a private placement transaction (the "Private Placement"), 1,090,909 shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"), and warrants exercisable for the purchase of up to 109,091 shares of Common Stock (the "Warrants");

     WHEREAS, the Common Stock and the Warrants were to be purchased in two equal and separate tranches;

     WHEREAS, in connection with the Private Placement, the Company and the Investors entered into a Registration Rights
Agreement, dated as of May 15, 2002 (the "Registration Rights Agreement"), pursuant to which the Company agreed to register for resale under the Securities Act of 1933, as amended (the "Securities Act"), all of the shares of Common Stock issued in the Private Placement, as well as the shares of Common Stock issuable upon exercise of the Warrants;

     WHEREAS, the first tranche of the Private Placement closed on May 15, 2003, and under the terms of the Purchase Agreement, the second tranche was required to close no later than September
11, 2002;

     WHEREAS, the Investors advised the Company on September  12,
2002 that the Investors would not be purchasing the securities they were required to purchase in the second tranche of the Private Placement;

     WHEREAS, Stonestreet wishes to transfer 102,554 of the shares of Common Stock it acquired in the first tranche of the Private Placement (the "Shares") to Barron Partners, LP or Becker, LP (the "Purchaser") without registration under the Securities Act pursuant to the exemption provided by Section 4(1) of the Securities Act and the safe harbor provisions of Rule 144 promulgated under the Securities Act (the "Transfer"); and

     WHEREAS, the Company and Stonestreet desire to terminate their rights and obligations under the Purchase Agreement and Registration Rights Agreement and provide the releases to each other as are set forth below;

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Stonestreet, intending to be legally bound, hereby agree as follows:

1.   Termination of Agreements.  Upon receipt by the  Company  of
     -------------------------
     confirmation that the Shares have been sold to the Purchaser, the Purchase Agreement and Registration Rights Agreement


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     shall be deemed automatically terminated and cancelled, null and void, and of no further force or effect.

2.   Cancellation  of Warrants.  Stonestreet shall  not  exercise
     -------------------------
     its Warrant. Concurrently with the execution of this Release, Stonestreet shall deliver its Warrant to the Company for cancellation. Upon the effective delivery of this Release, such Warrant will be deemed terminated cancelled, null and void, and of no force or effect.

3.   Mutual Release.
     --------------

     (a) Stonestreet on behalf of itself and its affiliates hereby fully and unconditionally releases, acquits and forever discharges the Company and its affiliates, employees, and representatives from any and all actions, manner of actions, causes of action, claims, obligations, demands, damages, costs, expenses, compensation or other relief, which Stonestreet now has, has ever had, or which it may hereafter have, whether known or unknown, whether in law or equity, arising out of or relating to the Private Placement including, but not limited to, the breach or default by the Company of any provision, covenant, representation, warranty, or obligation contained in the Purchase Agreement or Registration Rights Agreement or the violation by the Company of any law, rule, or other governmental regulation, including, but not limited to, federal and state securities laws and state corporate laws which may apply to the Private Placement, the Purchase Agreement, the Registration Rights Agreement or any of the transactions contemplated thereunder.

     (b) The Company on behalf of itself and its affiliates hereby fully and unconditionally releases, acquits and forever discharges Stonestreet and its affiliates from any and all actions, manner of actions, causes of action, claims, obligations, demands, damages, costs, expenses, compensation or other relief, which the Company now has, has ever had, or which it may hereafter have, whether known or unknown, whether in law or equity, under the Purchase Agreement or Registration Rights Agreement; provided, however, that the release, acquittal and discharge in this Section 3(b) shall not apply with respect to, or be deemed to release, acquit or discharge Stonestreet or its affiliates from, any of the representations, warranties, covenants or agreements of Stonestreet under the Rule 144 Shareholder Certificate executed by Stonestreet in connection with the Transfer and this Release.

     (c) With regard to those matters which it has released as described in Section 3(a) or 3(b) above, neither the Company nor Stonestreet shall institute a lawsuit or administrative proceeding, or assert any claim of any nature against any person or entity thereby released with regard to any such matters which have been released.

4.   Representations and Warranties.   Each party to this Release
     ------------------------------
     hereby represents and warrants to the other that (a) it has the requisite corporate and other authority to enter into, deliver and fulfill its obligations under this Release and each other document delivered by it in connection herewith, and (b) that this Release and each other document related to the Transfer to which it is a party that is delivered to another party hereto has been duly authorized and executed by such party and, when delivered to the other party, will be its legal and binding obligation, enforceable against it in accordance with its terms.


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5.   Admissions.   This  Release  and  any  documents   delivered
     ----------
     pursuant to this Release are not an admission or concession by either the Company or Stonestreet of any liability, fault, wrongdoing, or illegal acts or omissions.

6.   Press  Releases.  Stonestreet will not issue a press release
     ---------------
     or make any other public announcement relating to this Release unless the Company has agreed in writing to the content of such release or announcement.

7.   General Provisions.
     ------------------

     (a) For purposes of this Release, an "affiliate" of a specific entity is an individual or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specific entity. The term "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting shares, by contract, or otherwise.

     (b) The provisions of this Release may not be amended, modified, supplemented, or waived, except in a writing executed by Stonestreet and the Company.

     (c) All notices or other communications or deliveries under this Release shall be in writing, addressed to a party in accordance with the information set forth by such party on its signature page to the Purchase Agreement, or such other address as such party may hereafter indicate in a writing to the other party, given in accordance with this Section 7(c). All notices and other communications shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a business day, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is given if given by hand delivery or mail.

     (d) Stonestreet may not delegate any of its duties or obligations under this Release. This Release is intended for the benefit of and may be enforced only by Stonestreet and the Company and their respective successors and assigns and is not for the benefit of, nor may any other person or entity hereof enforce any provision.

     (e) This Release may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same document. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid, binding and enforceable obligation of the party executing the same with the same force and effect as if such facsimile signature were the original thereof.

     (f) This Release shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws that would result in the application of the laws of any other jurisdiction. The non-prevailing party shall


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          reimburse the prevailing party for any reasonable legal fees and disbursements incurred by the prevailing party in enforcement of or protection of any of its rights or defense of any of its actions under this Release.

     (g) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS RELEASE OR THE OTHER DOCUMENTS DELIVERED IN CONNECTION HEREWITH.

     (h) The headings herein are for convenience only, do not constitute a part of this Release and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Release will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     (i) Whenever possible, each provision of this Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Release.

     (j) No party or any of its affiliates, successors or assigns shall challenge or seek to have determined invalid, void or unenforceable any provision of this Release or the Release itself. Each party understands that this Release contains the relinquishment of legal rights and it has, as it has deemed appropriate, sought the advice of legal counsel, which each other party has encouraged it to seek. Each of the Company and Stonestreet declares and understands that no promises, inducements, or agreements not expressly contained in this Release have been made to it by the other party.

     (k) This Release contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Release.


  [Rest  of Page Intentionally Left Blank.  Signatures on Following Page.]






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     IN  WITNESS  WHEREOF, the parties hereto have executed  this
Release as of this 28th day of August 2003.


Executed and delivered in the presence of:  EAGLE SUPPLY GROUP, INC.



/s/ Denise Kanda                            By:  /s/ Douglas P. Fields, CEO
------------------------------------           ------------------------------
Print Name: Denise Kanda                       Name: Douglas P. Fields
                                               Title: Chief Executive Officer


                                            STONESTREET LP


_____________________________________       By: /s/ E.A. Leonard
Print Name: _________________________          ------------------------------
                                               Name: Elizabeth Leonard
                                               Title: Chief Operating Officer




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